UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 28, 2021

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.450% Senior Notes due 2027	AMT 27C	New York Stock Exchange
0.400% Senior Notes due 2027	AMT 27D	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
0.875% Senior Notes due 2029	AMT 29B	New York Stock Exchange
0.950% Senior Notes due 2030	AMT 30C	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
1.250% Senior Notes due 2033	AMT 33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously announced, on November 14, 2021, American Tower Corporation (the “Company”), American Tower Investments LLC, a California limited liability company and wholly owned subsidiary of the Company (“Parent”), Appleseed Holdco LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Holdco”), Appleseed Merger Sub LLC, a Maryland limited liability company and wholly owned subsidiary of Holdco (“Purchaser”), Appleseed OP Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Holdco (“OP Merger Sub,” and together with Parent, Holdco and Purchaser, the “Parent Parties”), CoreSite Realty Corporation, a Maryland corporation (“CoreSite”), and CoreSite, L.P., a Delaware limited partnership (the “OP”), entered into an agreement (the “Agreement and Plan of Merger”) pursuant to which, on November 29, 2021, Purchaser commenced an all-cash tender offer (the “Offer”) at $170.00 per share, without interest and subject to any applicable withholding taxes (the “Offer Price”), for all issued and outstanding shares of common stock of CoreSite, par value $0.01 per share (the “Shares”), upon the terms and conditions set forth in the Offer to Purchase dated November 29, 2021 (as amended or supplemented, the “Offer to Purchase”), and in the related Letter of Transmittal (together with the Offer to Purchase, the “Offer”).

The Offer expired at one minute after 11:59 P.M., Eastern time, on December 27, 2021 (the “Expiration Time”). The Depositary (as defined in the Offer to Purchase) advised Purchaser that, as of the Expiration Time, a total of 31,443,126 Shares were validly tendered and not validly withdrawn, representing approximately 71.15% of the Shares issued and outstanding as of the Expiration Time. As of the Expiration Time, the number of Shares validly tendered and not validly withdrawn pursuant to the Offer satisfied the Minimum Tender Condition (as defined in the Offer to Purchase), and all other conditions to the Offer were satisfied or waived. Purchaser has irrevocably accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer.

On December 28, 2021, following the expiration of the Offer and acceptance for payment of the Shares validly tendered pursuant to the Offer, the Company completed its acquisition of CoreSite pursuant to the terms of the Agreement and Plan of Merger. Pursuant to the terms and conditions of the Agreement and Plan of Merger, Purchaser merged with and into CoreSite, with CoreSite surviving as a wholly owned subsidiary of Holdco (the “REIT Merger”), without a vote of CoreSite stockholders, in accordance with Section 3-106.1 of the Maryland General Corporation Law. At the effective time of the REIT Merger, each Share issued and outstanding immediately prior to such time (other than (i) certain restricted Shares and (ii) Shares held by the Parent Parties) was converted into the right to receive an amount in cash equal to the Offer Price.

Following consummation of the REIT Merger, the Shares will be delisted and will cease trading on the New York Stock Exchange. The Company, Parent, Holdco and Purchaser intend to take steps to cause the termination of the registration of the Shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to suspend all of CoreSite’s reporting obligations under the Exchange Act as promptly as practicable.

Substantially concurrently with the REIT Merger, on December 28, 2021, OP Merger Sub merged with and into the OP, with the OP continuing as the surviving limited partnership (the “OP Merger”). At the effective time of the OP Merger, each partnership unit issued and outstanding and held by each limited partner (excluding CoreSite) of the OP was converted into the right to receive an amount in cash equal to the Offer Price. Following the REIT Merger and the OP Merger, on December 28, 2021, CoreSite, as the surviving corporation in the REIT Merger, merged with and into Holdco, with Holdco continuing as the surviving limited liability company (together with the REIT Merger and the OP Merger, the “Mergers”).

The aggregate consideration paid by Purchaser in respect of the Shares and CoreSite’s outstanding equity awards in the Offer and the Mergers, including the assumption and/or repayment of CoreSite’s existing debt, was approximately $10.1 billion. The Company provided Purchaser with the funds necessary to complete the Offer and the Mergers in accordance with the Agreement and Plan of Merger, using borrowings under the Permanent Loan Facilities (as defined in the Offer to Purchase).

The foregoing description of the Agreement and Plan of Merger and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Agreement and Plan of Merger, which is incorporated by reference herein from Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 15, 2021.

Item 7.01	Regulation FD Disclosure.

On December 28, 2021, the Company issued a press release providing information about the expiration of the Offer, and a subsequent press release providing information about the closing of its acquisition of CoreSite.

Exhibit 99.1 and Exhibit 99.2 are furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such exhibits be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 14, 2021, by and among the Company, Parent, Holdco, Purchaser, OP Merger Sub, CoreSite and the OP (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on November 15, 2021).

99.1	Press release, issued by the Company on December 28, 2021 (furnished herewith).

99.2	Press release, issued by the Company on December 28, 2021 (furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: December 28, 2021	By:	/s/ Rodney M. Smith
Rodney M. Smith
Executive Vice President, Chief Financial Officer and Treasurer